UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20509

                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                        Act of 1934 (Amendment No._____ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                     ELCOTEL, INC.
                    ------------------------------------------------
                    (Name of Registrant as specified in its charter)

                    ------------------------------------------------
        (Name of person(s) filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      __________________
      (2) Aggregate number of securities to which transaction applies:
      __________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _____________________________
      (4) Proposed maximum aggregate value of transaction:
      _________________________
      (5) Total fee paid:________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check the box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: _____________________________
      (2)   Form, Schedule or Registration Statement No.:
            _________________________
      (3)   Filing Party: _____________________________
      (4)   Date Filed: _____________________________

                                  ELCOTEL, INC.
                  6428 Parkland Drive, Sarasota, Florida 34243
                               __________________

                           NOTICE AND PROXY STATEMENT
                               __________________

                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD 9:00 A.M., NOVEMBER 2, 1999
                               __________________

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Elcotel, Inc. (the "Company") will be held on Tuesday, November 2, 1999, at 9:00 a.m., local time, at the Hyatt Sarasota, 1000 Boulevard of the Arts, Sarasota, Florida 34236 for consideration of and action by the holders of the Company's Common Stock upon the following matters:

      1. The election of a Board of Directors consisting of five directors, with each director to serve until the next annual meeting of stockholders or until the election and qualification of his respective successor;

      2. The approval of an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock, $.01 par value (the "Common Stock"), authorized for issuance by 10,000,000 shares, from 30,000,000 shares to 40,000,000 shares;

      3. The approval of an amendment to the 1991 Stock Option Plan (the "1991 Plan") to increase the number of shares reserved for issuance under the 1991 Plan by 500,000 shares, from 2,100,000 shares to 2,600,000 shares;

      4. The approval of an amendment to the Directors Stock Option Plan (the "Directors Plan") to increase the number of shares reserved for issuance under the Directors Plan by 75,000 shares, from 225,000 shares to 300,000 shares;

      5. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000; and

      6. The transaction of such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof, and matters incident to the conduct of the Annual Meeting.

      The Board of Directors has fixed the close of business on September 3, 1999 as the record date for the determination of holders of Common Stock of the Company entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. The Company's Annual Report to Stockholders for the year ended March 31, 1999 accompanies this Notice and Proxy Statement.

STOCKHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Directors

                                              William H. Thompson
                                              Secretary

Sarasota, Florida
September 15, 1999

                                  ELCOTEL, INC.
                  6428 Parkland Drive, Sarasota, Florida 34243
                               __________________

                                 PROXY STATEMENT
                               __________________

      This Proxy Statement is furnished and is being mailed with the accompanying proxy on approximately September 15, 1999 to each Stockholder of record of the common stock, par value $0.01 per share (the "Common Stock"), of Elcotel, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company, to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Tuesday, November 2, 1999, at 9:00 a.m., local time, at the Hyatt Sarasota, 1000 Boulevard of the Arts, Sarasota, Florida 34236, and at any adjournment or postponement thereof, for the purposes stated below.

      Any person giving a proxy has the power to revoke it at any time before its exercise by a later dated proxy, by a written revocation sent to the Secretary of the Company or by attendance at the Meeting and voting in person. Properly executed proxies, received by the Company and unrevoked, will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted by the persons named in the proxy: (i) FOR the election of the directors nominated by the Board of Directors; (ii) FOR the approval of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock by 10,000,000 shares, from 30,000,000 shares to 40,000,000 shares; (iii) FOR the approval of the amendment to the 1991 Stock Option Plan (the "1991 Plan") to increase the number of shares reserved for issuance under the 1991 by 500,000 shares, from 2,100,000 shares to 2,600,000 shares; (iv) FOR the approval of the amendment to the Directors Stock Option Plan (the "Directors Plan") to increase the number of shares reserved for issuance under the Directors Plan by 75,000 shares, from 225,000 shares to 300,000 shares; (v) FOR the ratification of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000; and (vi) in their discretion, on such other business as may properly come before the Meeting and matters incident to the conduct of the Meeting.

                        VOTING SECURITIES OF THE COMPANY

      Only holders of record of Common Stock of the Company at the close of business on September 3, 1999 are entitled to receive notice of, and to vote at, the Meeting. On that date, the outstanding voting securities of the Company consisted of 13,499,693 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented to the Meeting with no right to vote cumulatively.

      The Company's By-laws provide that the presence, in person or by proxy, of a majority of the issued and outstanding shares of the Common Stock entitled to vote at the Meeting will constitute a quorum. A quorum, once established, will not be broken by the withdrawal from the Meeting of enough votes to leave less than a quorum and the votes present at the Meeting after the establishment of a quorum will be sufficient to transact all business at the Meeting.

      Those nominees for election as directors of the Company at the Meeting who receive the greatest number of affirmative votes cast by shares of Common Stock present in person or represented by properly executed proxy will be elected as directors of the Company. The approval of the amendment to the Company Certificate of Incorporation to increase the number of authorized shares of Common Stock by 10,000,000 shares will require the affirmative vote of a majority of the shares of Common Stock outstanding as of the record date. The approval of the amendment to the 1991 Plan to increase the number of shares reserved for issuance by 500,000 shares, the approval of the amendment to the Directors Plan to increase the number of shares reserved for issuance by 75,000 shares and the ratification of the appointment of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending March 31, 2000 will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by properly executed proxy at the Meeting.

      Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are counted as negative votes in tabulations of the votes cast on proposals presented to stockholders. Broker non-votes will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to the proposals in this proxy statement will not be considered votes cast and accordingly will not affect the determination as to whether a majority of votes cast has been obtained with respect to a particular matter, other than with respect to proposal number 2 (the amendment to the certificate of incorporation), which requires the affirmative vote of a majority of the outstanding shares of Common Stock, for which the practical effect of a broker non-vote is a vote AGAINST such proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following tables sets forth certain information regarding beneficial ownership of the outstanding Common Stock of the Company at September 3, 1999 according to information supplied to the Company by: (i) each person known by the Company to own beneficially more than 5% of the Common Stock; (ii) each of the current directors of the Company; (iii) each of the executive officers of the Company named in the Summary Compensation Table under "Executive Compensation" (the "named executive officers"); and (iv) all current directors and executive officers of the Company as a group. Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of Common Stock with respect to which he has or shares voting power (which includes the power to vote or to direct the voting of the security), or investment power (which includes the power to dispose of, or to direct the disposition of, the security). A person is also deemed to be the beneficial owner of shares with respect to which he could obtain voting or investment power within 60 days, such as upon the exercise of options or warrants. The numbers and percentages assume for each person or group listed, the exercise of all warrants and stock options held by such person or group that are exercisable within 60 days of September 3, 1999, but not the exercise of such warrants and stock options owned by any other person. Except as otherwise indicated in the footnotes, the Company believes that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to the shares of Common Stock shown as beneficially owned by them.

Security Ownership of Certain Beneficial Owners

Name and Address                        Number of Shares              Percentage
of Beneficial Owner                     Beneficially Owned             of Class
--------------------------------------------------------------------------------
Wexford Partners Fund, L.P.                2,617,269(1)                  19.4%
411 West Putnam Avenue
Greenwich, Connecticut 06830

Fundamental Management Corporation           959,202(2)                   7.1%
4000 Hollywood Boulevard
Suite 610N
Hollywood, Florida 33021
------------

(1) Includes 10,000 shares that may be purchased by Mr. Jacobs, a director of the Company and an affiliate of Wexford Partners Fund, L.P., and 10,000 shares that may be purchased by Mr. Plaumann, a director of the Company and a consultant to and former employee of Wexford Partners Fund, L.P, upon exercise of stock options within 60 days as to which Wexford Partners Fund, L.P. exercises shared voting or investment power.

Security Ownership of Management

                                            Number of Shares          Percentage
Name                                       Beneficially Owned          of Class
--------------------------------------------------------------------------------
Tracey L. Gray*                                 173,284(1)                1.3%
Joseph M. Jacobs*                             2,607,269(2)               19.3%
C. Shelton James*                             1,174,234(3)                8.6%
Dwight Jasmann*                                  13,890(4)                 **
Charles H. Moore*                                17,100(5)                 **
Thomas E. Patton*                                15,000(6)                 **
Mark L. Plaumann*                                10,000(7)                 **
David R.A. Steadman*                             82,202(8)                 **
Eduardo Gandarilla                               51,250(9)                 **
David F. Hemmings                                22,500(10)                **
Kenneth W. Noack                                 46,472(11)                **
Henry W. Swanson                                 30,250(12)                **
William H. Thompson                              72,129(13)                **
All directors and executive officers as
as a group (13 persons)                       4,315,580(14)              30.9%
        *  Current director
       **  Less than 1%.

----------------------------------

(1) Includes 39,250 shares that may be purchased upon exercise of stock options within 60 days. Mr. Gray was also the President and Chief Executive Officer of the Company until his retirement as such effective June 11, 1999.

(2) Includes 2,597,269 shares held by Wexford Partners Fund, L.P., as to which shares Mr. Jacobs disclaims beneficial ownership, and 10,000 shares that may be purchased upon exercise of stock options within 60 days.

(3) Includes 959,202 shares held by Fundamental Management Corporation, as to which shares Mr. James disclaims beneficial ownership, and 99,412 shares that may be purchased upon exercise of stock options within 60 days. Mr. James became the Acting President and Chief Executive Officer of the Company on June 11, 1999 upon the retirement of Mr. Gray.

(4) Includes 11,000 shares that may be purchased upon exercise of stock options within 60 days.

(5) Includes 75 shares held by Mr. Moore's wife and 25 shares held by Mr. Moore's daughter.Includes 16,000 shares that may be purchased upon exercise of stock options within 60 days.

(6) Includes 500 shares held jointly with Mr. Patton's wife. Includes 14,000 shares that may be purchased upon exercise of stock options within 60 days.

(7) Represents 10,000 shares that may be purchased upon exercise of stock options within 60 days.

(8) Includes 80,250 shares that may be purchased upon exercise of stock options within 60 days.

(9) Represents 51,250 shares that may be purchased upon exercise of stock options within 60 days.

(10) Includes 12,500 shares that may be purchased upon exercise of stock options within 60 days.

(11) Includes 16,812 shares that may be purchased upon exercise of stock options within 60 days.

(12) Represents 30,250 shares that may be purchased upon exercise of stock options within 60 days.

(13) Includes 71,500 shares that may be purchased upon exercise of stock options within 60 days.

(14) Includes a total of 959,202 shares held by Fundamental Management Corporation, 2,597,269 shares held by Wexford Partners Fund, L.P. and 600 shares held by family members as to which shares the respective officers and directors disclaim beneficial ownership. Also includes 462,223 shares that may be purchased upon exercise of stock options within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Mr. Tracey L. Gray, the Company's President and Chief Executive Officer until June 11, 1999, is a majority stockholder of NuTel Systems, Inc. ("NuTel"), a customer of the Company. During the year ended March 31, 1999, the Company's sales to NuTel aggregated $32,000. At March 31, 1999, notes and accounts receivable from NuTel amounted to $43,000. The Company's sales to NuTel during the year ended March 31, 1999 have been made on an arms length basis at sales prices and terms no more favorable than made to other customers acquiring similar amounts of products from the Company.

      The Company is a party to a stockholders' agreement with Fundamental Management Corporation ("Fundamental") and Wexford Partners Fund, L.P. ("Wexford"), each of which is a beneficial owner of over 5% of the Company's outstanding common stock. Pursuant to the stockholders' agreement, the Company has agreed to file a registration statement with respect to the Company's common stock owned by Wexford or Fundamental within 45 days after any request by both Fundamental and Wexford. The Company would generally bear the expenses of such registration.

                        BOARD OF DIRECTORS AND COMMITTEES

      The Company's Board of Directors held twelve meetings during the fiscal year ended March 31, 1999. Each of the incumbent directors attended or participated in at least 75% of the total number of meetings of the Board during the fiscal year ended March 31, 1999.

      The Company has a Compensation and Stock Option Committee (the "Compensation Committee"), presently composed of Messrs. Steadman (Chairman), Jasmann, Jacobs and Plaumann. The Compensation Committee approves or recommends to the full Board remuneration arrangements for executive officers and directors, adoption, changes and administration of compensation and stock option plans and granting of options or other benefits under such plans. The Compensation Committee held five meetings during the fiscal year ended March 31, 1999, and each of the then-serving committee members attended or participated in at least 75% of such meetings.

      The Company has an Audit Committee presently composed of Messrs. Moore (Chairman), Patton and Plaumann, which recommends the independent public accountants for appointment by the Board of Directors, oversees the Company's accounting and financial reporting polices, reviews with the independent accountants the plan and results of auditing engagements, approves the services rendered by independent accountants, reviews and approves reports filed by the Company with the Securities and Exchange Commission and reviews reports submitted by the accountants including those with respect to the Company's internal controls. The Audit Committee held two meetings during the fiscal year ended March 31, 1999, and each of the then-serving committee members, other than Mr. Jacobs, who was unable to attend one of such meetings, attended or participated in at least 75% of such meetings.

      The Company has a Nominating Committee presently composed of Messrs. Patton (Chairman), Steadman and Jasmann, which recommends a slate of directors for election at the annual meeting of stockholders. The Nominating Committee held no meetings during the fiscal year ended March 31, 1999.

      The Company's By-laws provide that stockholders may make nominations for election to the Company's Board of Directors if such nominations are in writing and delivered to the Secretary of the Company not less than 135 days before the day and month of the previous year's annual meeting. Thus, nominations for election to the Board of Directors at the 2000 Annual Meeting must be delivered to the Secretary by June 20, 2000. The Stockholder making the nomination must provide information about the persons nominated that is required to be disclosed in a proxy statement for solicitation of proxies with respect to nominees for election as directors pursuant to the regulations under the Securities Exchange Act of 1934. Only those persons nominated by the Board of Directors and by stockholders as described above shall be voted upon at the Meeting.

                            COMPENSATION OF DIRECTORS

      Directors who are not employees of the Company receive an annual retainer fee of $5,000 plus $1,500 for each Board meeting attended, and $500 for each Board committee meeting attended. Directors are also reimbursed for expenses in attending Board and Board committee meetings.

      Non-employee directors of the Company automatically receive "formula" stock option grants under the Company's Directors Stock Option Plan. Each non-employee director first elected to the Board automatically receives an option to purchase 4,000 shares of Common Stock on the date of his or her election to the Board. In addition, each non-employee director then serving on a committee of the Board and each non-employee director then serving as chairman of a committee of the Board automatically receives on the last day of the fiscal year (March 31) an option to purchase 1,000 shares of Common Stock with respect to each such committee and each such chairmanship. In addition, on July 13, 1998, the Directors Stock Option Plan was amended to provide for the grant of stock options to non-employee directors at the discretion of the Compensation and Stock Option Committee.

      On July 13, 1998, the Company granted options to purchase 5,000 shares of Common Stock at an exercise price of $4.5625 per share to each non-employee director (Messrs. Jacobs, Jasmann, Moore, Patton, Plaumann and Steadman) pursuant to the Company's Directors Stock Option Plan. In addition, on March 31, 1999, the Company granted formula options to Messrs. Jacobs, Jasmann, Moore, Patton, Plaumann and Steadman pursuant to the Company's Directors Stock Option Plan to purchase 2,000 shares, 4,000 shares, 4,000 shares, 4,000 shares, 2,000 shares and 5,000 shares of Common Stock, respectively, at an exercise price of $3.5938 per share. Options granted pursuant to the Directors Stock Option Plan become fully exercisable one year after the date of grant and expire five years from the date of grant.

      Also, during the fiscal year ended March 31, 1999, the Board approved the payment of certain additional fees to members of the Compensation Committee and a Special Acquisition Committee established during the year. Additional fees paid to each of Messrs. Jasmann, Plaumann and Steadman as members of the Compensation Committee amounted to $1,000 during the year ended March 31, 1999. Additional fees paid to Messrs. Jasmann, Moore, Patton and Steadman as members of the Special Acquisition Committee with respect to the year ended March 31, 1999 aggregated $12,700, $10,200, $10,400 and $19,200, respectively.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Board consisted of Messrs. Dwight Jasmann, Mark L. Plaumann and David R.A. Steadman during the year ended March 31, 1999. Messrs. Jasmann, Plaumann and Steadman are neither officers nor employees of the Company or any of its subsidiaries. During fiscal 1999, no executive officer of the Company served as a member of the compensation committee or as director of another entity of which any executive officers thereof served as a director or member of the Compensation Committee of the Company. Mr. Steadman was an employee of the Company from December 18, 1997 to March 31, 1998, and was an employee and Chairman of the Board of Directors of Technology Service Group, Inc. ("TSG") prior to the Company's acquisition of TSG on December 18, 1997.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      In accordance with the Company's By-laws, the Board of Directors has reduced the number of directors, effective following the Meeting, from eight directors to five directors to improve the efficiency and responsiveness of the Board , and a Board of five directors will be elected to serve until the next annual meeting of stockholders or until successors to the directors have been elected and have qualified. Messrs. Steadman,

Jasmann and Gray are not standing for reelection. All directors are elected annually. It is the intention of the persons named in the proxy, unless otherwise directed, to vote all proxies in favor of the election to the Board of Directors for the nominees listed below, all of whom are presently directors of the Company. The Board has no reason to believe that any of such nominees will be unable or unwilling if elected as a director. If any nominee is unable or declines to serve as a director, the proxies will be voted for any nominee designated by the present Board of Directors to fill such vacancy.

Nominees for Election as Directors

      The Board of Directors has unanimously recommended a slate of nominees for election as directors at the Meeting. The names of the nominees for directors of the Company, their ages and certain other information is set forth as follows:

           Name                                      Age          Director Since

           C. Shelton James                           59               1990
           Joseph M. Jacobs                           46               1998
           Charles H. Moore                           70               1993
           Thomas E. Patton                           58               1989
           Mark L. Plaumann                           44               1997

      Mr. James, has served as Chairman of the Board since May 1991 and was appointed as Acting President and Chief Executive Officer effective June 10,
1999. He had previously served as Chief Executive Officer of the Company from May 1991 until December 1997 and has been a director of the Company since December 1990. While Mr. James has devoted a substantial amount of time to the Company since May 1991, he has also served as Executive Vice President of Fundamental Management Corporation, an investment management company, since April 1990, and was appointed President of that company in April 1993. He is a member of the boards of Cyberguard Corporation, Concurrent Computer Corporation, DRS Technologies, Technisource, Inc., Fundamental Management Corporation, CSPI and SK Technologies, Inc. From 1980 to 1989, Mr. James was Executive Vice President of Gould, Inc., a diversified electronics company, and President of Gould's Computer Systems Division.

      Mr. Jacobs was appointed a director of the Company in February 1998. Mr. Jacobs has been President of Wexford Management LLC, a manager of several private investment partnerships including Wexford Partners Fund, L.P., since its inception in January 1996. From May 1994 to January 1996, he was President and sole shareholder of Concurrency Management Corporation, the predecessor to Wexford Management LLC. From 1982 to May 1994, Mr. Jacobs was employed by, and since 1988 was the President of, Bear Stearns Real Estate Group, Inc.

      Mr. Moore has been a director of the Company since December 1993. Mr. Moore was the Director of Athletics for Cornell University from November 1994 through August 1999. From November 1992 to October 1994, Mr. Moore was Vice Chairman of Advisory Capital Partners, Inc., an investment advisory firm. From July 1988 to October 1992, Mr. Moore served as President and Chief Executive Officer of Ransburg Corporation, a producer of industrial coating systems and equipment, and from August 1991 to October 1992 as Executive Vice President of Illinois Tool Works, Inc., a multinational manufacturer of highly engineered components and systems. Mr. Moore is currently a director of The Sports Authority and The Turner Corporation, and is Chairman of the Audit Committee of the United States Olympic Committee.

      Mr. Patton has been a director of the Company since July 1989. Mr. Patton has been a partner in the Washington, D.C. law firm of Tighe, Patton, Tabackman & Babbin, engaged in civil and criminal business litigation, securities law enforcement matters, corporate finance and corporate compliance, since August 1994. From 1979 until July 1994, Mr. Patton was a partner in the Washington, D.C. law office of Schnader, Harrison,

Segal & Lewis, LLP, engaged in civil and criminal securities litigation and general business litigation. Mr. Patton also serves on the board of directors of Information Exchange, Inc., a financial services marketing database company.

      Mr. Plaumann became a director of the Company in December 1997. Mr. Plaumann has been a Managing Director of Greyhawke Capital Advisors LLC, an investment firm, since June 1998, and a consultant to Wexford Management LLC since March 1998. From January 1996 to March 1998, Mr. Plaumann was Senior Vice President of Wexford Management LLC, a manager of several private investment partnerships. From February 1995 to January 1996, Mr. Plaumann was a Vice President or director of the predecessor entities of Wexford Management LLC. From 1990 to January 1995, Mr. Plaumann was a managing director of Alvarez & Marsal, Inc., a crisis management consulting firm. From 1985 to 1990, he served in several capacities with American Healthcare Management, Inc., an owner and operator of hospitals, most recently as its President. From 1974 to 1985, Mr. Plaumann was with Ernst & Young LLP in several capacities in its auditing and consulting divisions. Mr. Plaumann is a director of BCAM International, Inc., an ergonomic technology company, and Vivax Medical Corporation, a manufacturer of specialty beds and wound care products. Mr. Plaumann was a director of TSG prior to the acquisition of TSG in December 1997.

Stockholders Agreement

      Pursuant to a stockholders' agreement among the Company and Fundamental Management Corporation and Wexford Partners Fund, L.P., each of which is a beneficial owner of over 5% of the outstanding common stock of the Company (see "Security Ownership of Certain Beneficial Owners and Management"), Fundamental and Wexford has agreed to vote its shares of common stock of the Company in favor of any nominees for director nominated by the incumbent Board of Directors of the Company during the period ending after the annual meeting of stockholders of the Company to which this proxy statement relates. As a result, 3,556,471 shares of Common Stock will be voted by Fundamental and Wexford in favor of the nominees for directors referred to above.

Executive Officers

Executive officers are elected by the Board of Directors and serve until they resign or are removed by the Board. In addition to Mr. James listed above who is the Acting President and Chief Executive Officer of the Company, the following persons are also executive officers of the Company:

         Name                             Age         Positions and Offices

         Eduardo Gandarilla               49          Executive Vice President,
                                                      Sales and Marketing

         David F. Hemmings                52          Senior Vice President,
                                                      Business Development
                                                      and Technology/Systems
                                                      Development

         Kenneth W. Noack                 61          Vice President, Operations

         William H. Thompson              46          Senior Vice President,
                                                      Administration/Finance,
                                                      Chief Financial Officer
                                                      and Secretary

      Mr.  Gandarilla  was  appointed  Executive  Vice  President  of Sales  and
Marketing in May 1998, having previously served as Vice President of International Sales and Marketing since October 1996 after joining the Company in April 1996. From June 1995 until April 1996, he was an international marketing consultant for Compression Laboratories, Inc., a company, which manufactures video conferencing equipment. From July 1993 until June 1995, Mr. Gandarilla was managing director of the business communication systems division of

AT&T, based in Mexico. From 1990 until July 1993, he was a managing director for Gestetner, a distributor of office equipment, also located in Mexico. His previous employment included managerial positions with various computer system companies located in Latin America and Paris.

      Mr. Hemmings joined the Company in June 1998 as Senior Vice President, Business Development and Technology/Systems Development. From June 1997 until May 1998, he was President of NetInvest, LLC, a company developing satellite and cellular network operations in developing countries worldwide. From July 1993 until May 1997, Mr. Hemmings was Executive Vice President of the worldwide network and business systems groups for Brite Voice Systems, Inc., a publicly held voice processing supplier. From 1991 to June 1993, he was Senior Vice President of Boston Technology, Inc., a publicly held voice mail supplier. His previous employment included management positions with such organizations as Sprint and Harris Corporation.

      Mr. Noack has served as Vice President of Operations since January 1993, having joined the Company in July 1992 as Director of Operations. Prior to joining the Company, he was with AT&T Paradyne Corporation in Largo, Florida since 1973, and most recently was Vice President and Director of Operations Planning and Materials.

      Mr. Thompson joined the Company as Senior Vice President of Administration/Finance in December 1997, was elected Secretary in February 1998, and became the Chief Financial Officer in December 1998. From February 1994 to December 1997, Mr. Thompson served as Vice President of Finance, Chief Financial Officer and Secretary of TSG, and from 1990 to 1994, he served as Vice President of Finance of TSG. Prior to joining TSG, Mr. Thompson held various financial executive positions with Cardiac Control Systems, Inc., a publicly-held medical device manufacturer, from 1983 to 1990. From 1974 to 1983, Mr. Thompson, who is a certified public accountant, held various positions, most recently as Audit Manager, with PriceWaterhouseCoopers LLP, certified public accountants.

                    AMENDMENT TO CERFIFICATE OF INCORPORATION
                                  (Proposal 2)

The Amendment

      At the meeting of the Board on August 24, 1999, the Board approved an amendment to the Certificate of Incorporation of the Company that would increase the authorized shares of Common Stock from 30,000,000 shares to 40,000,000 shares. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve and adopt the following resolution with respect to such amendment to the Certificate of Incorporation of the
Company:

            RESOLVED, that Article FOURTH of the Certificate of Incorporation of this Corporation is hereby amended to read in its entirety as follows:

                  "FOURTH - The amount of total authorized capital stock of this corporation is 40,000,000 shares of Common Stock, par value $.01 per share."

Reasons for the Amendment

      The number of shares of Common Stock issued and reserved for issuance is approximately 22.9 million shares. The Board believes that it is desirable for the Company to have additional authorized but unissued shares of Common Stock so as to provide flexibility to act promptly with respect to acquisitions, public and private financings, stock dividends and other appropriate purposes. Approval of the increase now will eliminate the delays and expense that otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of Common Stock for possible future transactions involving the issuance of additional shares.

Effect of the Amendment

      Additional shares of Common Stock authorized pursuant to the Amendment may be issued by the Board at such times, in such amounts and upon such terms as the Board may determine, without further approval of the stockholders of the Company, unless such approval is required by law or the rules of the Nasdaq National Market System. Any such issuance could have a dilutive effect on the earnings per share, voting power and other interests of the current stockholders depending on the number of shares issued and the purpose, terms and conditions of the issuance. Stockholders have no preemptive rights to subscribe to additional shares when issued.

Required Vote

      The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve and adopt the Amendment.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDMENT.

                       AMENDMENT TO 1991 STOCK OPTION PLAN
                                  (Proposal 3)

      The 1991 Stock Option Plan was adopted by the Board on July 2, 1991 and approved by the stockholders of the Company on October 2, 1991. A total of 2,100,000 shares of Common Stock are currently reserved for issuance under the 1991 Stock Option Plan, as amended (the "1991 Plan").

      The 1991 Plan provides for the grant to employees of the Company of incentive stock options within the meaning of Section 422 of the Internal
Revenue Code and nonqualified stock options. In recognition of the Company's need to attract and retain qualified employees in a highly competitive environment, the Board has approved an amendment to the 1991 Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance pursuant to the 1991 Plan by 500,000 shares. The stockholders of the Company are being requested to approve an increase in the number of shares reserved for issuance under the 1991 Plan by 500,000 shares, from 2,100,000 currently authorized shares to 2,600,000 shares.

      The essential features of the 1991 Plan are as follows:

      General. At July 31, 1999, 762,041 shares of Common Stock had been issued upon exercise of options granted under the 1991 Plan, options to purchase 1,243,175 shares of Common Stock were outstanding under the 1991 Plan and 94,784 shares of Common Stock remained available for future grant under the 1991 Plan.

      Purpose. The purpose of the 1991 Plan is to enable the Company to obtain and retain the services of key employees and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success.

      Administration. The 1991 Plan is administered by the Compensation and Stock Option Committee of the Board (the "Compensation Committee") composed of at least two directors. The Committee has authority, subject to the terms of the 1991 Plan, to determine the persons to whom options will be granted, whether the options will be incentive stock options or nonqualified stock options, the number of shares subject to each option, and the terms and provisions of each option. Any power granted to the Compensation Committee can be exercised by the Board and any determination by the Compensation Committee is subject to review and approval or modification by the Board.

      Eligibility. Officers and key employees of the Company and its subsidiaries are eligible to receive options. The Company estimates that as of July 31, 1999, there were approximately 90 officers and other key employees of the Company who were eligible to receive options under the 1991 Plan.

      Grant. Subject to certain antidilution provisions for stock dividends, stock splits or other subdivisions or reclassifications of Common Stock, options may be granted under the 1991 Plan to purchase not more than 2,100,000 shares of Common Stock, which limit would be increased to 2,600,000 shares pursuant to the proposed amendment. If any option expires or terminates without being fully exercised and before the 1991 Plan terminates, the unpurchased shares subject thereto are again available for purposes of the 1991 Plan.

      Change in Control. The Compensation Committee may provide at any time for acceleration of exercisability of an option upon the occurrence of a change in control.

      Nontransferability. Options are not transferable by the optionee except by will or the laws of descent and distribution. During the lifetime of the optionee, options are exercisable only by the optionee or to the extent such exercise would not prevent an option from qualifying as an incentive stock option, by his or her guardian or legal representative.

      Duration and Termination of Options. The maximum term of an option granted under the 1991 Plan is five years, and an option may be exercised at any time during its term unless the Compensation Committee fixes a specific vesting period or periods for exercise of any option. Any such vesting period may be accelerated in the event the optionee's employment is terminated without cause pursuant to a written agreement approved by the Compensation Committee. An optionee's rights under any option terminate upon the termination of employment for any reason other than death, disability or retirement, except that the Compensation Committee may permit exercise of such option for a period ending not later than the expiration date of the option as to the total number of shares purchasable under the option as of the date of termination. The 1991 Plan provides that in the event of termination of an optionee's employment by reason of the optionee's death, retirement or disability, any outstanding option held by such optionee will immediately become exercisable as to the total number of shares purchasable thereunder and will remain so exercisable at any time prior to its expiration date or, if earlier, the first anniversary of termination of the optionee's employment.

      Exercise Price. The exercise price per share of Common Stock deliverable upon the exercise of an option is determined by the Compensation Committee at the time of grant. However, the exercise price per share under an option may not be less than the greater of 100% (110% in the case of incentive stock options granted to optionees who own more than ten percent of the voting power of the Company) of the fair market value per share on the date the option is granted and $0.75. On July 31, 1999, the closing price of the Common Stock as reported on the Nasdaq National Market was $1.50. The exercise price may be paid in cash or by certified or cashier's check or, to the extent permitted by the Committee, in shares of Common Stock.

      Plan Duration and Amendment. The 1991 Plan will continue in effect until July 2, 2001, unless earlier suspended or discontinued. The 1991 Plan may be modified, terminated or amended at any time by the Board except that, without stockholder approval, the Board may not increase the number of shares of Common Stock which may be issued under the 1991 Plan or modify the requirements as to eligibility for participation. The modification, amendment or termination of the 1991 Plan will not affect the rights of an optionee under any option previously granted to the optionee unless the optionee consents thereto.

      Certain Federal Income Tax Considerations. The following is a brief summary of the federal income tax consequences of transactions under the 1991 Plan. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside. As stated above, the 1991 Plan permits the grant both of options that qualify as incentive stock options under Section 422 of the Code and of nonqualified options. Options which qualify as incentive stock options are entitled to special tax treatment if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the incentive stock option and within one year after the issue of the shares to the optionee upon exercise of the incentive stock option. If this condition is satisfied neither the grant nor the exercise of incentive stock options will result in taxable income to the recipient or in a deduction to the Company. If cash is used to exercise, the optionee receives a tax basis in the stock purchased under an incentive stock option equal to the option price. The optionee realizes, upon subsequent sale or other disposition of stock purchased pursuant to an incentive stock option, long-term capital gain (or loss) equal to the excess (or deficiency) of the amount realized upon disposition over such tax basis. For purposes of the alternative minimum tax, however, the tax treatment of an incentive stock option is similar to the tax treatment of a nonqualified stock option described below.

      An optionee who transfers shares purchased under an incentive stock option within the one- or two-year holding period, subject to certain exceptions, will realize, in the year of such disposition, (a) ordinary income equal to the excess of (i) the fair market value of the shares on the date of exercise over
(ii) the option price and (b) capital gain equal to the excess, if any, of the amount realized upon disposition over the fair market value of the shares on the date of exercise. If the amount realized on disposition is less than the fair market value of the shares on the date of exercise and the disposition occurs in a sale or exchange with respect to which a loss (if sustained) would be recognized, then the ordinary income realized by the optionee will, in most cases, be limited to the excess of the amount realized over the option price. Upon such a disposition, the Company will be entitled to deduct an amount equal to the ordinary income realized by the optionee.

      If an incentive stock option is exercised and the optionee uses previously owned shares of Common Stock to pay the option price, the optionee's tax basis will carry over to an equal number of shares purchased. The remaining Common Stock received upon exercise of the option will receive a zero tax basis. The optionee will realize no gain or loss as a result of the disposition of the previously-owned shares, provided, if the shares were purchased under an incentive stock option, the holding period requirement was satisfied.

      The grant of nonqualified stock options will not result in any taxable income to the recipient or in a deduction by the Company. However, upon exercise of a nonqualified option, the optionee will realize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the purchase price, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. If cash is used to exercise the option, the optionee will receive a tax basis in stock purchased under a nonqualified option equal to its fair market value at the time of exercise. On subsequent disposition of the shares, the optionee will realize capital gain (or loss) equal to the excess (or deficiency) of the amount realized over such tax basis. The gain or loss will be long-or short-term depending on the optionee's holding period for the shares.

      If a nonqualified option is exercised and the optionee uses previously-owned shares of the Company's Common Stock to pay the purchase price, the optionee will realize ordinary income as described above, but will realize no gain or loss as a result of the disposition of the previously-owned shares, provided, if the shares were purchased under an incentive stock option, the holding period requirement was satisfied. The optionee's tax basis will carry over to an equal number of shares purchased. The remaining shares of Common Stock will have a tax basis equal to their fair market value.

      1991 Plan Benefits. The Company cannot now determine the number of options to be granted in the future under the 1991 Plan to the named executive officers, all current officers as a group or all employees (including current officers who are not executive officers) as a group. See "Executive Compensation--Stock Option Grants in the Last Fiscal Year and Aggregated Stock Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values" for the number of stock options granted to the named executive officers in the fiscal year ended March 31, 1999. In the fiscal year ended March 31, 1999, options to purchase 185,000 shares of Common Stock were granted to all current executive officers as a group, and options to purchase 561,000 shares of Common Stock were granted to all employees (including current officers who are not executive officers). On July 19, 1999, options to purchase 110,000 shares of Common Stock were granted to all current executive officers as a group, and options to purchase 235,000 shares of Common Stock were granted to all employees (including current officers who are not executive officers). In addition, on June 10, 1999, options to purchase 76,750 shares of Common Stock were granted to Mr. James.

      Required Vote. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy will be required to approve this amendment to the 1991 Plan.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE 1991 PLAN.

                    AMENDMENT TO DIRECTORS STOCK OPTION PLAN
                                  (Proposal 4)

      The Directors Stock Option Plan was adopted by the Board on July 2, 1991 and was approved by the stockholders of Company on October 2, 1991. A total of 225,000 shares of Common Stock are currently reserved for issuance under the Directors Stock Option Plan, as amended (the "Directors Plan").

      The Directors Plan provides for the automatic grant of a specified number of options to directors of the Company who are not employees of the Company. Those grants occur at the end of each fiscal year of the Company to then current non-employee directors based upon the number of Board committees on which such director then serves and the number of committee chairperson positions then held. In addition, the Compensation Committee may grant discretionary options to non-employee directors.

      The purpose of the Directors Plan is to enhance the Company's ability to obtain and retain the services of outside directors and to secure the benefits arising from those directors having or increasing their equity stake in Company. The Board approved an amendment to the Directors Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance pursuant to the Directors Plan by 75,000 shares so that the Company would continue to have sufficient shares available to grant stock options pursuant to the Directors Plan.

      The stockholders of the Company are being requested to approve an increase in the number of shares reserved for issuance under the Directors Plan by 75,000 shares, from 225,000 shares to 300,000 shares.

      The essential features of the Directors Plan are as follows:

      General. At July 31, 1999, 90,000 shares of Common Stock had been issued upon exercise of options granted under the Directors Plan, options to purchase 94,000 shares of Common Stock were outstanding under the Directors Plan and 41,000 shares of Common Stock remained available for future grant under the Directors Plan.

      Purpose. The Directors Plan is intended to secure for the Company and its stockholders the benefits arising from share ownership by directors and the incentives created when directors acquire or increase their equity interest in the Company and to enhance the Company's ability to obtain and retain the services of non-employee directors.

      Administration. The Directors Plan is administered by the Compensation and Stock Option Committee of the Board (the "Compensation Committee") composed of at least two directors. The Compensation Committee has authority, subject to the terms of the Directors Plan, to interpret the provisions of the Directors Plan, to construe the terms of the options granted thereunder and to prescribe, amend and rescind rules relating to the Directors Plan. Any power granted to the Compensation Committee can be exercised by the Board and any determination by the Compensation Committee is subject to review and approval or modification by the Board.

      Eligibility. Members of the Board who are not employees of the Company are eligible to receive options under the Directors Plan.

      Grant. Each new eligible director receives a one-time grant of an option to purchase 4,000 shares of Common Stock. On the last business day of each fiscal year of the Company, each non-employee director receives an option to purchase 1,000 shares of Common Stock for each committee on which such director is then serving and an option to purchase 1,000 shares of Common Stock for each committee on which such director is then serving as chairperson. In addition, non-employee directors may be granted such discretionary options as the Compensation Committee may determine. Subject to certain antidilution provisions for stock dividends, stock splits or other subdivisions or reclassifications of Common Stock, options may be granted under the Directors Plan to purchase not more than 225,000 shares of Common Stock in the aggregate, which limit would be increased to 300,000 shares pursuant to the proposed amendment. If any option expires or terminates without being fully exercised and before the Directors Plan terminates, the unpurchased shares subject thereto are again available for purposes of the Directors Plan.

      Change in Control. The Compensation Committee may provide at any time for acceleration of exercisability of an option upon the occurrence of a change in control. If an optionee's status as a director terminates within one year after a change of control (other than by resignation), any outstanding options held by the director remain exercisable until their respective expiration dates.

      Nontransferability. Options are not transferable by the optionee except by will or the laws of descent and distribution. During the lifetime of the optionee, options are exercisable only by the optionee or by his or her guardian or legal representative.

      Duration and Termination of Options. The maximum term of an option granted under the Directors Plan is five years, and an option may be exercised at any time during its term unless the Compensation Committee fixes a specific vesting period or periods for exercise of any option. If a grantee's status as director terminates by reason of death or disability, each option held by the director under the Directors Plan will become immediately exercisable for the total number of shares purchasable thereunder and will remain so exercisable until the earlier of its expiration date and the first anniversary of termination of the grantee's status as director. If the grantee's status as director terminates for any reason other than death or disability, each option held by the director under the Directors Plan will remain exercisable until the earlier of its expiration date and 30 days after termination of director status, subject to extension for termination following a change in control as described above.

      Exercise Price. The exercise price per share of Common Stock deliverable upon the exercise of an option is the greater of $2.00 or 100% of the fair market value per share on the date the option is granted. On July 31, 1999, the closing price of Common Stock as reported on the Nasdaq National Market was $1.50. The exercise price may be paid in cash or by certified or cashier's check or, to the extent permitted by the Compensation Committee, in shares of Common Stock.

      Plan Duration and Amendment. The Directors Plan will continue in effect until July 2, 2001, unless earlier suspended or discontinued. The Directors Plan may be modified, terminated or amended at any time by the Board except that, without stockholder approval, the Board may not materially increase the number of shares which may be issued under the Directors Plan or materially modify the requirements as to eligibility for participation. The modification, amendment or termination of the Directors Plan will not affect the rights of an optionee under any option previously granted to the optionee unless the optionee consents thereto.

      Certain Federal Income Tax Considerations. The following is a brief summary of the federal income tax consequences of transactions under the Directors Plan. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside. The Directors Plan permits the grant only of nonqualified options. The grant of nonqualified stock options will not result in any taxable income to the recipient or in a deduction by the Company. However, upon exercise of a nonqualified option, the optionee will realize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the purchase price, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. If cash is used to exercise the option, the optionee will receive a tax basis in stock purchased under a nonqualified option equal to its fair market value at the time of exercise. On subsequent disposition of the shares, the optionee will realize capital gain (or loss) equal to the excess (or deficiency) of the amount realized over such tax basis. The gain or loss will be long- or short-term depending on the optionee's holding period for the shares.

      If a nonqualified option is exercised and the optionee uses previously-owned shares of Common Stock to pay the purchase price, the optionee will realize ordinary income as described above, but will realize no gain or loss as a result of the disposition of the previously-owned shares. The optionee's tax basis will carry over to an equal number of shares purchased. The remaining shares of Common Stock will have a tax basis equal to their fair market value.

      Directors Plan Benefits. The Company cannot now determine the number of options to be granted in the future under the Directors Plan to all current directors who are not executive officers as a group, to each nominee for election as a director or to each associate of such directors or nominees. In the fiscal year ended March 31, 1999, options to purchase 51,000 shares of Common Stock were granted to all current directors who were not executive officers as a group. See "Compensation of Directors."

      Required Vote. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy will be required to approve this amendment to the Directors Plan.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE DIRECTORS PLAN.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned for services rendered during the fiscal years indicated by the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company other than the Chief Executive Officer whose salary and bonus exceeded $100,000 during the fiscal year ended March 31, 1999 and who were serving as executive officers as of March 31, 1999, and one other executive officer that was not serving as such as of March 31, 1999 ("named executive officers").

                                                                                     Long Term
                                                                                      Compen-
                                                                                      sation
                                                    Annual Compensation               Awards
                                           -------------------------------------    ----------
            (a)                 (b)         (c)            (d)           (e)            (g)           (i)
                                                                        Other       Securities
                                                                        Annual      Underlying     All Other
                                                                       Compen-        Option/       Compen-
    Name and Principal                                                  sation         SARs         sation
         Position                Year      Salary($)       Bonus($)     ($)(1)        (#)(2)          ($)
------------------------------------------------------------------------------------------------------------
Tracey L. Gray                   1999       195,635             -            -        50,000        5,168(3)
President and Chief              1998       162,096        66,010            -        41,000        4,621
Executive Officer                1997       148,928        60,450            -             -        3,656

Eduardo Gandarilla(4)            1999       215,350         7,500       19,868        35,000        4,371(5)
Executive Vice President         1998       184,453        17,965            -        10,000        2,066
                                 1997       162,123        12,000       44,617        50,000        2,030

David F. Hemmings(6)             1999       118,269        15,000       15,480        50,000        4,054(7)
Senior Vice President            1998             -             -            -             -            -
                                 1997             -             -            -             -            -

Kenneth W. Noack                 1999       105,000         6,000            -        25,000        2,802(8)
Vice President                   1998        98,167        16,687            -         8,000        2,580
                                 1997        75,554        13,663            -             -        1,961

Henry W. Swanson(9)              1999       117,000         3,534            -        25,000        2,994(10)
Vice President                   1998       112,677        16,787            -         8,000        2,066
                                 1997        56,538             -       35,000        40,000        2,030

William H. Thompson(11)          1999       124,282        12,000       17,221        25,000        1,592(12)
Senior Vice President            1998        35,551         3,725            -        30,000          281
                                 1997             -             -            -             -            -

------------
Footnotes to Summary Compensation Table
(1) Other annual compensation with respect to Mr. Gandarilla, Mr. Thompson and Mr. Swanson represents reimbursements of relocation expenses and/or related income taxes. Other annual compensation with respect to Mr. Hemmings includes an employment signing bonus of $15,000 and a reimbursement of relocation expenses of $480.

(2) Represents the number of shares of Common Stock underlying options granted under the Company's 1991 Stock Option Plan.

(3) Includes the taxable portion of Company paid group term life insurance of $1,260 and matching contributions of $3,908 made by the Company to the Company's 401(k) savings plan for the account of the executive.

(4) The salary of Mr. Gandarilla includes sales commissions paid to Mr. Gandarilla under the sales compensation plan between Mr. Gandarilla and the Company.

(5) Includes the taxable portion of Company paid group term life insurance of $174 and matching contributions of $4,197 made by the Company to the Company's 401(k) savings plan for the account of the executive.

(6) Mr. Hemmings joined the Company on June 1, 1998 as Senior Vice President of Business Development and Technology/Systems Development.

(7) Includes the taxable portion of Company paid group term life insurance of $169 and matching contributions of $2,308 made by the Company to the Company's 401(k) savings plan for the account of the executive. Also includes $1,577 related to additional life insurance premiums paid by the Company.

(8) Includes the taxable portion of Company paid group term life insurance of $702 and matching contributions of $2,100 made by the Company to the Company's 401(k) savings plan for the account of the executive.

(9) Mr. Swanson serves the Company as the Vice President of Development and served as the executive officer of the Company's engineering, research and development activities until June 1, 1998.

(10) Includes the taxable portion of Company paid group term life insurance of $702 and matching contributions of $2,292 made by the Company to the Company's 401(k) savings plan for the account of the executive.

(11) Mr. Thompson joined the Company on December 18, 1997 as Senior Vice President of Administration and Finance upon the acquisition of TSG.

(12) Includes the taxable portion of Company paid group term life insurance of $260 and matching contributions of $1,332 made by the Company to the Company's 401(k) savings plan for the account of the executive.

Stock Option Grants in the Last Fiscal Year

The following table sets forth certain information with respect to stock options to purchase shares of the Company's Common Stock that were granted to each of the named executive officers during the fiscal year ended March 31, 1999.


                                                                                  Potential
                                                                              Realizable Value at
                                                                                Assumed Annual
                                                                             Rates of Stock Price
                                                                                 Appreciation
                                 Individual Grants                             for Option Term(2)
--------------------------------------------------------------------------   --------------------
    (a)                    (b)          (c)          (d)           (e)         (f)        (g)
                                     % of Total
                          Number      Options
                           of        Granted to
                        Securities   Employees     Exercise
                        Underlying   in Fiscal      Price       Expiration
Name                    Options(1)     Year       ($/Share)        Date         5%        10%
----                    ----------     ----       ---------        ----         --        ---

Tracey L. Gray            50,000        9%         $ 4.560       7/13/03     $63,027   $139,273
Eduardo Gandarilla        35,000        6%         $ 4.560       7/13/03      44,119     97,491
David F. Hemmings         50,000        9%         $ 5.090       6/01/03      70,366    155,491
Kenneth W. Noack          25,000        5%         $ 4.560       7/13/03      31,513     69,636
Henry W. Swanson          25,000        5%         $ 4.560       7/13/03      31,513     69,636
William H. Thompson       25,000        5%         $ 4.560       7/13/03      31,513     69,636

(1) These options were granted at an exercise price equal to the per share market value of the Common Stock on the grant date. The options become exercisable twenty-five percent each year beginning one year after the date of grant.

(2) The potential realizable value is calculated based on the term of the option (five years) at its date of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option; however, the optionee will not actually realize any benefit from the option unless the market value of the Company's stock price in fact increases over the option price.

Aggregated Stock Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth for each of the named executive officers certain information with respect to stock options exercised during the fiscal year ended March 31, 1999 and the number and value of exercisable and unexercisable options held by named executive officers as of March 31, 1999. The "Value Realized" on "Shares Acquired on Exercise" during the fiscal year ended March 31, 1999 is based on the difference between the closing market price of the Common Stock on the exercise date and the option exercise price per share. The "Value of Unexercised In-the-Money Options at Fiscal Year End" is based on the difference between the closing market price of the Common Stock on March 31, 1999 ($3.75 per share) and the option exercise price per share.

        (a)              (b)          (c)             (d)             (e)
                                                   Number of
                                                   Securities       Value of
                                                   Underlying      Unexercised
                                                  Unexercised      In-the-Money
                                                  Options at       Options at
                       Shares                       Fiscal           Fiscal
                      Acquired                     Year-End         Year-End
                         on           Value      Exercisable/     Exercisable/
                      Exercise      Realized    Unexercisable    Unexercisable
Name                    (#)            ($)           (#)              ($)
-------------------   ----------    --------    -------------    --------------

Tracey L. Gray         5,000         19,388     49,000/87,000        5,000/0
Eduardo Gandarilla       --             --      27,500/67,500         0/0
David F. Hemmings        --             --        0/50,000            0/0
Kenneth W. Noack       8,000         30,520     20,562/33,188        3,000/0
Henry W. Swanson         --             --      22,000/51,000         0/0
William H. Thompson      --             --      63,073/49,677       88,124/0

Employment Contracts and Termination of Employment and Change in Control Arrangements

      Mr. C. Shelton James. Effective June 10, 1999, the Company and Mr. James entered into an employment agreement that superceded an employment agreement between the Company and Mr. James that was effective as of October 20, 1998. The agreement expires on December 10, 1999, subject to certain extension and renewal provisions. Pursuant to the agreement, Mr. James serves as the acting President and Chief Executive Officer and the Chairman of the Board of Directors of the Company, and is paid a salary on an annual basis of $250,000. Mr. James is also entitled to receive reimbursement of reasonable business expenses, a non-accountable expense allowance of $2,000 monthly, the same benefits as made available to the other senior executives on the same terms as such executives and such bonus, if any, as the Board of Directors determines. In addition, pursuant to the terms of the agreement, options to purchase 6,250, 20,500 and 50,000 shares of the Company's Common Stock were granted to Mr. James at per share exercise prices of $6.1875, $6.00 and $4.5625, respectively. Options to purchase 12,791 shares of Common Stock become exercisable on the 10th of each of the months beginning in July 1999 and ending in November 1999, with the remaining options to purchase 12,975 shares becoming exercisable on December 10, 1999. The options expire on various dates through July 13, 2003. The options vest upon a change in control of the Company, and in the event the employment of Mr. James is terminated by the Company without cause or upon the death or disability of Mr. James, the options continue in effect until their expiration date. The options expire immediately in the event the employment of Mr. James is terminated by the Company for cause. Further, under the terms of the agreement, if the Company without cause terminates the agreement, Mr. James is entitled to receive the amount of compensation and benefits he would otherwise have received for the remaining term of the agreement. Also, if the Company without cause terminates the agreement or does not extend or renew the agreement, Mr. James is entitled to receive compensation during a severance period of three months. Under the terms of the agreement, Mr. James is indemnified by the Company with respect to claims made against him as a director, officer and/or employee of the Company or any subsidiary of the Company to the fullest extent permitted by the Company's Certificate of Incorporation, its Bylaws and Delaware corporation law.

      Pursuant to the former agreement effective on October 20, 1998, Mr. James served as the Chairman of the Board of Directors and an employee of the Company, and was paid an annual salary of at least $94,000. The agreement had an expiration date of December 31, 1999, subject to certain earlier termination and automatic renewal provisions. Under the agreement, the base salary of Mr. James was subject to annual review for merit and other increases at the discretion of the Board. Mr. James was also entitled to the same benefits made available to the other senior executives of the Company on the same terms and conditions as such executives, and was entitled to receive an annual incentive bonus equal to 50% of base salary if the Company achieved its after tax profit plan for the year. If the Company was profitable and earned less than its plan, then such bonus was based on the percentage achievement of the annual plan times 50% of base salary. If the Company achieved profits in excess of its annual plan, then, at the discretion of the Board, an additional bonus in excess of 50% of base salary may have been paid. In addition, the agreement provided that options held by Mr. James would immediately vest in the event of a change in control of the Company. If the Company without cause terminated the agreement, Mr. James was entitled to receive the amount of compensation, bonus and benefits he would otherwise have received for the remaining term of the agreement or for twelve months from the date of notice of termination, whichever period was longer.

      Mr. Tracey L. Gray. Effective June 11, 1999, the Company and Mr. Gray entered into a retirement agreement that superceded an employment agreement between the Company and Mr. Gray that was effective as of October 20, 1998. Pursuant to the agreement, Mr. Gray retired as the President and Chief Executive Officer of the Company and as an officer and employee of the Company's subsidiaries. Under the terms of the agreement, Mr. Gray became a consultant to the Company effective June 14, 1999 for a period of 30 days, which is subject to an extension of up to 30 days upon notice from the acting President and Chief Executive Officer. During the consulting period, Mr. Gray is entitled to receive compensation based on an annual salary rate of $200,000, reimbursement of business expenses and other benefits, other than stock options and bonus payments, that he was entitled to receive prior to his retirement. In addition, after the consulting period, Mr. Gray is entitled to receive compensation at a rate of $75,000 annually for a period of two years and reimbursement of the cost of medical insurance under the Company's employee medical plan. Further, the agreement provides that all vested options to purchase shares of the Company's Common Stock held by Mr. Gray shall remain exercisable until their expiration dates. Under the terms of the agreement, Mr. Gray is indemnified by the Company with respect to claims made against him as a director, officer and/or employee of the Company or any subsidiary of the Company to the fullest extent permitted by the Company's Certificate of Incorporation, its Bylaws and Delaware corporation law.

      Pursuant to the former agreement effective as of October 20, 1998, Mr. Gray was paid an annual salary of at least $200,000. His base salary was subject to annual review for merit and other increases at the discretion of the Board. Mr. Gray was also entitled to the same benefits made available to the other senior executives of the Company on the same terms and conditions as such executives. In addition, Mr. Gray was entitled to receive an annual incentive bonus equal to 50% of base salary if the Company achieved its after tax profit plan for the year. If the Company was profitable and earned less than its plan, then such bonus was based on the percentage achievement of the annual plan times 50% of base salary. If the Company achieved profits in excess of its annual plan, then, at the discretion of the Board, an additional bonus in excess of 50% of base salary may have been paid. Further, the agreement provided that outstanding options held by Mr. Gray immediately vested and continued in effect until the termination of such options in accordance with their terms in the event Mr. Gray's employment was terminated without cause. If the Company without cause terminated the agreement, Mr. Gray was entitled to receive the amount of compensation, bonus and benefits he would otherwise have received for the remaining term of the agreement or for twelve months from the date of notice of termination, whichever period was longer.

      Other Executive Officers. Each of Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson entered into an employment agreement with the Company which became effective as of December 10, 1998 and that continue in effect until either party to the agreement terminates the agreement with at least 60 days prior written notice, subject to certain earlier termination provisions. Pursuant to the agreements, Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson are paid annual salaries of at least $155,000, $150,000, $105,000, $117,000 and $125,000, respectively, and with respect to Mr. Gandarilla commissions on the basis determined by the Company. Their base salaries are subject to annual review for merit and other increases at the discretion of the Board. Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson are reimbursed (in accordance with Company policy from time to time in effect) for all reasonable business expenses incurred by them in the performance of their duties.

      Pursuant to the terms of the agreements, Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson are entitled to the same benefits made available to the other senior executives of the Company and on the same terms and conditions as such executives. Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson are also entitled to receive an annual incentive bonus, if any, as determined or approved by the Board or the Compensation Committee pursuant to the Company's incentive compensation plan. Pursuant to the terms of the agreements, Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson will be granted such options to purchase shares of the Company's common stock as approved by the Compensation Committee.

      In addition, pursuant to the terms of the agreements, outstanding options held by Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson immediately vest in the event of a change in control of the Company, including the transfer, exchange or sale of substantially all of the Company's assets to a non-affiliated third party, a merger or consolidation of the Company pursuant to which the stockholders of the Company own less than 50% of the surviving entity or the entity into which the common stock of the Company is converted or if any person, other than Wexford Management LLC or its affiliates or Fundamental Management Corporation or its affiliates, becomes the owner directly or indirectly of securities of the Company or its successor representing 35% or more of the combined voting power of the Company's or its successor's securities then outstanding. Also, vested outstanding options held by Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson continue in effect in accordance with their terms, but not to exceed one year from the date of termination of employment in the event their employment is terminated other than for cause or upon death or disability. In addition, if these agreements are terminated by the Company without cause, Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson are entitled to receive the amount of compensation and benefits they would otherwise have received for a period of six months from the date of termination and thereafter until they locate employment comparable to their employment at the date of termination but not for a period longer than twelve months from the date of termination of employment.

      Under the terms of the agreements, Messrs. Gandarilla, Hemmings, Noack, Swanson and Thompson are indemnified by the Company with respect to claims made against them as officers and/or employees of the Company or any subsidiary of the Company to the fullest extent permitted by the Company's Certificate of Incorporation, its Bylaws and Delaware corporation law.

    COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee is comprised entirely of non-employee directors who oversee compensation levels and benefits plans to ensure that such levels and plans are appropriately competitive with the marketplace and aligned with stockholder interests. The Committee submits reports to the full Board concerning its activities and decisions. None of these non-employee directors has interlocking or other relationships with other boards or the Company that would call into question his independence as a Committee member. This report, prepared by the Compensation Committee, reflects executive compensation policy and philosophy applicable to fiscal year ended March 31, 1999 ("fiscal 1999").

      Compensation Policy. The Company's executive compensation plans have been designed to attract, motivate and retain the high-caliber executives necessary to execute the strategies and plans essential to a technology-based company in the telecommunications market. The policies and plans are designed to ensure individual executives receive compensation in direct relationship to their contribution to key corporate financial and strategic goals that are focused on short term and long term business success while increasing shareholder values.
The plans are designed to be equitable and to recognize the balance between short term operating performance and stock performance. The principal components of executive compensation are base salary, annual incentives and long-term incentive compensation consisting of stock options. In developing an executive's total compensation package, the Committee considers each of these key compensation elements, as well as insurance and limited perquisites.

      Salary. The Company has in place a market and performance based salary structure for its executive employees, and the minimum base salary amount of executive officers is fixed under the terms of employment agreements. Determination of appropriate compensation is based on level of responsibility, scope and impact of decision-making and internal and external comparability. The Committee authorizes the base salaries and adjustments to base salaries of all corporate officers based on performance and competitive issues faced by the Company as it attempts to attract and retain a more talented and experienced executive team. The Compensation Committee is briefed on comparable officer compensation in the industry from a variety of salary survey reports and competitors' officer compensation structure.

      Executive salary reviews generally are conducted within a twelve to twenty-four month cycle. Base salary adjustments may occur at the time of such reviews and depend on individual performance results, changes in job responsibilities, competitive forces and the overall financial condition of the Company.

      Short-Term Incentive Compensation. For fiscal 1999, the Compensation Committee adopted an incentive compensation plan for the senior executive officers related to overall corporate financial performance. The plan for C. Shelton James, Chairman of the Board, and Tracey L. Gray, President and Chief Executive Officer, provided for incentive bonuses of up to 50% of base salary to be paid based on the Company's performance as measured against key financial factors, revenues, operating profits and increasing profitability. The Compensation Committee did not award bonuses to such executives during the year ended March 31, 1999 based on their overall consideration of the Company's performance for the fiscal year.

      For fiscal 1999, the Compensation Committee adopted an incentive compensation plan for corporate officers other than Mr. James and Mr. Gray. Maximum incentive compensation ranging from 20% to 30% of base salary could be earned by the named executive officers based on the Company achieving operating performance goals established for revenues, gross margins and operating profits, and individual objectives related to each officer's area of responsibility. Recommendations regarding the incentive compensation of each officer were presented by Mr. Gray once the Company's final financial results were available. No incentive compensation is payable under the plan unless the Company reports a profit. The corporate performance goals and the individual objectives of each officer are approved at the beginning of each fiscal year following approval of the fiscal year business plan.

      Long-Term Incentive Compensation. For fiscal 1999, long-term incentive compensation consisted of stock options issued under the 1991 Stock Option Plan. The Compensation Committee generally has elected to grant stock options annually. The Compensation Committee recognizes the merits and value of stock ownership by the Company's executives as a basis for retention and aligning the executive's interests with the stockholders of the Company. The use of stock option grants has become a key element of the equity based compensation plans designed to increase the equity interest of the Company's executives and combined with performance based incentive compensation ensures a balanced perspective focused on these two objectives. The stock option grants made to the Company's executives in fiscal 1999 were made based on the subjective judgment of the Compensation Committee members of the appropriate recognition for such executives' services during fiscal 1999. Stock options granted during fiscal 1999 have exercise prices equal to the market price of the Company's Common Stock on the date of grant, vest in one-fourth increments commencing one year from the date of grant, and expire after five years.

      Employment Agreements. During the fiscal year ended March 31, 1999, the Compensation Committee recommended and the Company entered into employment agreements with its executive officers and other key employees. These employment agreements were entered into to provide an incentive to the executives and other key employees to remain in the employ of the Company, to ensure executive officers provide adequate notice to the Company upon resignation from their position with the Company in order to provide for an orderly transition of responsibilities, to protect the Company against the potential of executives immediately competing with the Company upon resignation or termination of employment and to memorialize the Company's policies with respect to compensation and other matters regarding executive officers and other key employees during their employment and severance from employ of the Company.

      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executives. The compensation payable by the Company to any one executive officer (including potential income from outstanding stock options) is currently and for the foreseeable future unlikely to reach that threshold. Qualifying, performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee currently intends to structure stock option grants to executive officers in a manner that complies with the performance-based requirements of the statute.

                                                 Respectfully submitted,

                                                 David R. A. Steadman, Chairman
                                                 Joseph M. Jacobs
                                                 Dwight Jasmann
                                                 Mark L. Plaumann

                            STOCK PERFORMANCE CHART

The following chart and graph compares the yearly change in cumulative total stockholder return on the Common Stock during the five years ended March 31, 1999 with the cumulative total return of (i) Standard & Poors 500 Composite Index, (ii) the Standard & Poors Telephone Index and (iii) the Standard & Poors Technology Index. The comparison assumes $100 was invested on March 31, 1994 in the Common Stock and in each of the other indices and assumes reinvestment of dividends. The Company paid no dividends during the five-year period.

                      Comparison of Cumulative Total Return

                         3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99

Elcotel, Inc.             $100     $108     $138     $164     $152     $ 98
S&P 500 Index              100      116      153      183      271      321
S&P Telephone Index        100      110      142      158      256      289
S&P Technology Index       100      127      171      231      349      560

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                    AMONG ELCOTEL, INC., THE S&P 500 INDEX,
          THE s&p TELEPHONE INDEX AND THE s&p TECHNOLOGY SECTOR INDEX

     The above data was represented as a line chart in the printed material

*$100 INVESTED ON 3/31/94 IN STOCK OR INDEX
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING MARCH 31.

                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (Proposal 5)

      The Board of Directors has appointed the Company's present independent public accountants, Deloitte & Touche LLP, for the fiscal year ending March 31, 2000. This appointment will be submitted to the stockholders of the Company for ratification at the Meeting.

      The submission of the appointment of Deloitte & Touche LLP for ratification by the stockholders of the Company is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the Stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors.

      Representatives of Deloitte & Touche LLP are expected to be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

      The Board of Directors unanimously recommends that the stockholders vote for the ratification of the appointment of Deloitte & Touche LLP.

                                  OTHER MATTERS

      As of the date hereof, there are no other matters requiring a vote of the stockholders that the Board of Directors intends to present, or has reason to believe, others will present at the Meeting. However, if other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

                            EXPENSES OF SOLICITATION

      Proxies are being solicited hereby on behalf of the Board of Directors. In addition to the use of the mails, solicitation may be made in person or by telephone or otherwise by directors, officers and regular employees of the Company. Such directors, officers and regular employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. If undertaken, the expense of such solicitation is expected to be nominal. The Company may retain the services of third parties to aid in the solicitation of proxies. Request will be made of brokerage houses and other custodians, nominees and fiduciaries to forward the solicitation material at the expense of the Company to the beneficial owners of stock held of record by such persons.

                              STOCKHOLDER PROPOSALS

      From time to time, stockholders of the Company may submit proposals that they believe should be voted upon at the annual meeting. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company's proxy statement and form of proxy for its 2000 annual meeting. Any such stockholder proposals must be received by the Secretary of the Company at its executive offices at 6428 Parkland Drive, Sarasota, Florida 32243 on or before May 18,2000. The submission of a stockholder proposal does not guarantee that is will be included in the Company's proxy statement.

      Alternatively, a proposal that the stockholder does not seek to include in the Company's proxy statement and form of proxy pursuant to Rule 14a-8 may be submitted in writing to the Secretary of the Company for the 2000 annual meeting of stockholders not less than 45 days before the date on which the Company first mailed its proxy materials for the 1999 Annual Meeting, unless the date of the 2000 annual meeting of stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 1999 Annual Meeting. For the Company's 2000 annual meeting of stockholders, this means that any such proposal must be submitted no earlier than August 1, 2000. If the date of the 2000 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 1999 Annual Meeting, the stockholder must submit any such proposal a reasonable time before the Company mails its proxy materials for the 2000 annual meeting. The stockholder's submission must include certain specified information concerning the proposal and information as to the stockholder's ownership of Common Stock of the Company. Proposals not meeting these requirements will not be entertained at the annual meeting of stockholders. If the stockholder does not also comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with the best judgment on any such proposal submitted by a stockholder.

      THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MARCH 31, 1999. REQUESTS SHOULD BE DIRECTED TO MR. WILLIAM H. THOMPSON, SECRETARY, ELCOTEL, INC., 6428 PARKLAND DRIVE, SARASOTA, FLORIDA 34243.

      By Order of the Board of Directors

      William H. Thompson, Secretary

(Front Side of Proxy Card)

                                  ELCOTEL, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Joseph M. Jacobs, C. Shelton James, Charles H. Moore, Thomas E. Patton, and Mark L. Plaumann, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Elcotel, Inc. (the "Company") to be held on Tuesday, November 2, 1999 at 9:00 A.M., local time, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.

                (To Be Continued And Signed On The Reverse Side)

(Backside of Proxy Card)

[X]   Please mark your
      votes as in this
      example

                                                  Nominees:
1.    Election of
      [ ]                 [ ]
      FOR               WITHHELD                  Joseph M. Jacobs
                                                  C. Shelton James
                                                  Charles H. Moore
                                                  Thomas E. Patton
                                                  Mark L. Plaumann

FOR except vote withheld from the following nominee(s):

---------------------------------------------------

2. Approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, $.01 par value by 10,000,000 shares to 40,000,000 shares.

      [ ]               [ ]               [ ]
      FOR             AGAINST           ABSTAIN

3. Approve an amendment to the 1991 Stock Option Plan to increase the number of shares reserved for issuance by 500,000 shares to 2,600,000 shares.

      [ ]               [ ]               [ ]
      FOR             AGAINST           ABSTAIN

4. Approve an amendment to the Directors Stock Option Plan to increase the number of shares reserved for issuance by 75,000 shares to 300,000 shares.

      [ ]               [ ]               [ ]
      FOR             AGAINST           ABSTAIN

5. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending March 31, 2000.

      [ ]               [ ]               [ ]
      FOR             AGAINST           ABSTAIN

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2, 3, 4 and 5. THIS PROXY WILL ALSO BE VOTED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE_____________________________________   DATE_______________

SIGNATURE_____________________________________   DATE_______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                  ELCOTEL, INC.
                             1991 STOCK OPTION PLAN

      1. Definitions

      As used in this Plan, the following definitions apply to the terms indicated below:

      1. "Board" means the Board of Directors of the Company.

      2. A Change of Control means the occurrence of any one or more of the following events: (i) if any transaction occurs whereby a substantial portion of the assets of the Company are transferred, exchanged or sold to a non-affiliated third party other than in the ordinary course of business; (ii) if a merger or consolidation involving the Company occurs and the stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation at least fifty percent (50%) of the outstanding common stock of the surviving entity or the entity into which the common stock of the Company is converted; or (iii) if any person (including without limitation any individual, partnership or corporation) becomes the owner, directly or indirectly, of securities of the Company or its successor (or a parent company thereof) representing thirty-five percent (35%) or more of the combined voting power of the Company's or its successor's (or a parent's, as the case may be) securities then outstanding.

      3. "Committee" means the Compensation and Stock Option Committee appointed by the Board from time to time to administer the Plan. The Committee shall consist of at least two persons, who shall be directors of the Company and who shall not be or have been granted or awarded, while serving on the Committee or within one year prior thereto, stock, stock options, or stock appreciation rights pursuant to any plan of the Company or any of its affiliates except a plan that provides for formula grants or awards.

      4. "Company" means Elcotel, Inc., a Delaware corporation.

      5. "Fair Market Value" of a Share on a given day means, if the Shares are traded in a public market, the mean between the highest and lowest quoted selling prices of a Share as reported on the principal securities exchange on which the Shares are then listed or admitted to trading, or if not so reported, the mean between the highest and lowest quoted selling prices of a Share, or the mean between the highest asked price and the lowest bid price as the case may be, as reported on the National Association of Securities Dealers Automated Quotation System. If the Shares shall not be so traded, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

      6.   "Grantee"   means  a  person  who  is  either  an   Optionee   or  an
Optionee-Shareholder.

      7. "Incentive Stock Option" means an option, whether granted under this Plan or otherwise, that qualifies as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

      8. "Option" means a right to purchase Shares under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Committee may adopt for general use or for specific cases from time to time.

      9. "Optionee" means a person other than an Optionee-Shareholder to whom an option is granted under this Plan.

      10. "Optionee-Shareholder" means a person to whom an option is granted under this Plan and who at the time such option is granted owns, actually or constructively, stock of the Company or of a Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of such Parent or Subsidiary.

      11. "Nonqualified Option" means an Option that is not an Incentive Stock Option.

      12. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      13. "Plan" means this Elcotel, Inc. 1991 Stock Option Plan, including any amendments to the Plan.

      14. "Share" means a share of the Company's common stock, par value $.01 per share, either now or hereafter owned by the Company as treasury stock or authorized but unissued.

      15. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      16. Options shall be deemed "granted" under this Plan on the date on which the Committee, by appropriate action, approves the grant of an Option hereunder or on such subsequent date as the Committee may designate.

      17. As used herein, the masculine includes the feminine, the plural includes the singular, and the singular includes the plural.

      2. Purpose

      The purposes of the Plan are as follows.

         1. To secure for the Company and its shareholders the benefits arising from share ownership by those officers and key employees of the Company and its Subsidiaries who will be responsible for the Company's future growth and continued success. The Plan is intended to provide an incentive to officers and key employees by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.

         2. To enable the Company and its Subsidiaries to obtain and retain the services of key employees, by providing such key employees with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.

      3. Plan Adoption and Term

         1. This Plan shall become effective upon its adoption by the Board, and Options may be issued upon such adoption and from time to time thereafter; provided, however, that the Plan shall be submitted to the Company's shareholders for their approval at the next annual meeting of shareholders, or prior thereto at a special meeting of shareholders expressly called for such purpose; and provided further, that the approval of the Company's shareholders shall be obtained within 12 months of the date of adoption of the Plan. If the Plan is not approved by the affirmative vote of the holders of a majority of all shares present in person or by proxy, at a duly called shareholders' meeting at which a quorum representing a majority of all voting stock is present in person or by proxy and voting on this Plan, then this Plan and all Options then outstanding under it shall forthwith automatically terminate and be of no force and effect.

         2. Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect for ten
(10) years from the date of adoption of this Plan by the Board. No Options may be granted hereunder except within such period of ten (10) years.

      4. Administration of Plan

         1. This Plan shall be administered by the Committee. Except as otherwise expressly provided in this Plan, the Committee shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. Without limiting the foregoing, the Committee shall, to the extent and in the manner contemplated herein, exercise the discretion granted to it to determine to whom Incentive Stock Options and Non-qualified Options shall be granted, how many Shares shall be subject to each such Option, whether a Grantee shall be required to surrender for cancellation an outstanding Option as a condition to the grant of a new Option, and the prices at which Shares shall be sold to Grantees.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

         2. No member of the Committee shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fault or bad faith.

         3. Any power granted to the Committee either in this Plan or by the Board, may at any time be exercised by the Board, and any determination by the Committee shall be subject to review and approval or reversal or modification by the Board.

      5. Eligibility

      Officers and key employees of the Company and its Subsidiaries shall be eligible for selection by the Committee to be granted Options. An employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

      6. Options

         1. Subject to adjustment as provided in Paragraph 13 hereof, Options may be granted pursuant to the Plan for the purchase of not more than 2,600,000 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

         2. The aggregate fair market value (determined as of the time Options are granted) of the stock with respect to which Incentive Stock Options may be or become exercisable for the first time by a Grantee during any calendar year (whether granted under this Plan or any other plan of the Company or any Parent or Subsidiary corporation) shall not exceed $100,000. To the extent an Incentive Stock Option may be or become exercisable in violation of this limitation, it shall be deemed to be a Nonqualified Option.

      7. Option Price

      The purchase price per Share deliverable upon the exercise of an Option shall be determined by the Committee, but shall not be less than the greater of:

            (1) 100% of the Fair Market Value of such Share on the date the Option is granted (110% of the Fair Market Value of such Share on the date an Incentive Stock Option is granted to an Optionee-Shareholder), and

            (2) $0.75.

      8. Duration of Options

      Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on a date not later than five (5) years from the date on which the Option was granted. Options may expire and cease to be exercisable on such earlier date as the Committee may determine at the time of grant. Options shall be subject to termination before their expiration date as provided herein.

      9. Conditions Relating to Exercise of Options

         1. The Shares subject to any Option may be purchased at any time during the term of the Option, unless, at the time an Option is granted, the Committee shall have fixed a specific period or periods in which exercise must take place. To the extent an Option is not exercised when it becomes initially exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $100.

         2. No Option shall be transferable by the Grantee thereof other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Grantee only by such Grantee or, to the extent that such exercise would not prevent an Option from qualifying as an Incentive Stock Option under the Internal Revenue Code, by his or her guardian or legal representative.

         3. Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Grantee or in the name of the Grantee and another person jointly with the right of survivorship. Such certificates shall be delivered as soon as practical following the date the Option is exercised.

         4. An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares. The purchase price shall be paid in cash or by certified check or bank cashier's check. Alternatively, to the extent permitted by the Committee and in its sole discretion, the purchase price may be paid by delivering to the Company:

            (1) Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by the Grantee having a Fair Market Value equal to the purchase price; or

            (2) a notarized statement attesting to ownership of the number of Shares which are intended to be used at Fair Market Value to pay the purchase price, with the certificate number(s) thereof, and requesting that only the incremental number of Shares as to which the Option is being exercised be issued by the Company.

      5. Notwithstanding any other provision in this Plan, no Option may be exercised unless and until (i) this Plan has been approved by the shareholders of the Company, and (ii) the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan, may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent of the Company.

      6. Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Committee in its sole discretion may deem necessary or advisable.

      7. Each Option shall be subject to the requirement that if the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Committee.

      10. Effect of Termination of Employment or Death

         1. In the event of termination of a Grantee's employment by reason of such Grantee's death, disability, or retirement with the consent of the Board or in accordance with an applicable retirement plan, any outstanding Option held by such Grantee shall, notwithstanding the extent to which such Option was exercisable prior to termination of employment, immediately become exercisable as to the total number of Shares purchasable thereunder. Any such Option shall remain so exercisable at any time prior to its expiration date or, if earlier, the first anniversary of termination of the Grantee's employment.

         2. In the event of termination of a Grantee's employment for any reason other than death, disability, or retirement with the consent of the Board or in accordance with an applicable retirement plan, all rights of any kind under any outstanding Option held by such Grantee shall immediately lapse and terminate; provided, however, that the Committee may, in its discretion, elect to permit exercise for a period ending on the earlier of the expiration date of the Option absent any such termination of employment and a date thirty days after the termination of employment as to the total number of Shares purchasable under the Option as of the date of such termination; and provided further, that the Committee may, in its discretion, elect to permit exercise until a date determined by the Committee but not later than the expiration date of the Option absent any such termination of employment as to the total number of Shares purchasable under the Option as of the date of such termination, subject to any further conditions that the Committee may determine.

         3. Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Committee. Transfer of employment between the Company and a Subsidiary corporation or between one Subsidiary corporation and another shall not constitute termination of employment.

      11. No Special Employment Rights

      Nothing contained in the Plan or in any Option shall confer upon any Grantee any right with respect to the continuation of his or her employment by the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the grant of an Option.

      12. Rights as a Shareholder

      The Grantee of an Option shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.

      13. Anti-dilution Provision

         1. In case the Company shall (i) declare a dividend or dividends on its Shares payable in shares of its capital stock, (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or
(iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, there will be a proportionate adjustment in the number of Shares subject to unexercised Options (but without adjustment to the aggregate option price).

         2. The Committee may provide, either before or at or about the time of the occurrence of a Change of Control, in any outstanding or newly issued Option that a Grantee's ri ght to exercise any such Option shall accelerate as a consequence of or in connection with a Change of Control. In addition, the Committee may provide in any outstanding or newly issued Option that a Grantee's right to exercise any such Option shall accelerate in the event of a termination of employment of such Grantee without cause pursuant to the terms of a written agreement between the Company and the Grantee which has been approved by the Committee.

      14. Withholding Taxes

      Whenever an Option is to be exercised under the Plan, the Company shall have the right to require the Grantee, as a condition of exercise of the Option, to remit to the Company an amount sufficient to satisfy the Company's (or a Subsidiary's) Federal, state and local withholding tax obligation, if any, that will, in the sole opinion of the Committee, result from the exercise. In addition, the Company shall have the right, at the sole discretion of the Committee, to satisfy any such withholding tax obligation by retention of Shares issuable upon such exercise having a Fair Market Value on the date of exercise equal to the amount to be withheld.

      15. Amendment of the Plan

      The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareholder approval, the Board may not (a) increase the number of Shares which may be issued under the Plan, or (b) modify the requirements as to eligibility for participation under the Plan. The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect his rights under an Option previously granted to him or her. With the consent of the Grantee, the Board may amend outstanding Options in a manner not inconsistent with the Plan.

      16. Miscellaneous

         1. It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of this Plan, be deemed to be entitled to the grant of any Option; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

         2. All expenses of the Plan, including the cost of maintaining records, shall be borne by the Company.

      17. Governing Law

      This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

                                  ELCOTEL, INC.

                           DIRECTORS STOCK OPTION PLAN

      1. Definitions

      As used in this Plan, the following definitions apply to the terms indicated below:

      A. "Board" means the Board of Directors of the Company.

      B. A Change of Control means the occurrence of any one or more of the following events: (i) if any transaction occurs whereby a substantial portion of the assets of the Company are transferred, exchanged or sold to a non-affiliated third party other than in the ordinary course of business; (ii) if a merger or consolidation involving the Company occurs and the stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation at least fifty percent (50%) of the outstanding common stock of the surviving entity or the entity into which the common stock of the Company is converted; or (iii) if any person (including without limitation any individual, partnership or corporation) becomes the owner, directly or indirectly, of securities of the Company or its successor (or a parent company thereof) representing thirty-five percent (35%) or more of the combined voting power of the Company's or its successor's (or a parent's, as the case may be) securities then outstanding.

      C. "Committee" means the Compensation and Stock Option Committee appointed by the Board from time to time to administer the Plan. The Committee shall consist of at least two persons, who shall be directors of the Company.

      D. "Company" means Elcotel, Inc., a Delaware corporation.

      E. "Director" means a member of the Board who is not an employee of the Company.

      F. "Fair Market Value" of a Share on a given day means, if the Shares are traded in a public market, the mean between the highest and lowest quoted selling prices of a Share as reported on the principal securities exchange on which the Shares are then listed or admitted to trading, or if not so reported, the mean between the highest and lowest quoted selling prices of a Share, or the mean between the highest asked price and the lowest bid price as the case may be, as reported on the National Association of Securities Dealers Automated Quotation System. If the Shares shall not be so traded, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

      G. "Grantee" means a person to whom an Option is granted.

      H. "Option" means a right to purchase Shares under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Committee may adopt for general use or for specific cases from time to time.

      I. "Plan" means this Elcotel, Inc. Directors Stock Option Plan, including any amendments to the Plan.

      J. "Share" means a share of the Company's common stock, par value $.01 per share, either now or hereafter owned by the Company as treasury stock or authorized but unissued.

      K. As used herein, the masculine includes the feminine, the plural includes the singular, and the singular includes the plural.

      2. Purpose

      The purposes of the Plan are as follows.

      A. To secure for the Company and its shareholders the benefits arising from share ownership by Directors. The Plan is intended to provide an incentive to Directors by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.

      B. To enable the Company and its Subsidiaries to obtain and retain the services of Directors, by providing Directors with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.

      3. Plan Adoption and Term

      A. This Plan shall become effective upon its adoption by the Board, and Options shall be issued from time to time thereafter; provided, however, that the Plan shall be submitted to the Company's shareholders for their approval at the next annual meeting of shareholders, or prior thereto at a special meeting of shareholders expressly called for such purpose; and provided further, that the approval of the Company's shareholders shall be obtained within 12 months of the date of adoption of the Plan. If the Plan is not approved by the affirmative vote of the holders of a majority of all shares present in person or by proxy, at a duly called shareholders' meeting at which a quorum representing a majority of all voting stock is present in person or by proxy and voting on this Plan, then this Plan and all Options then outstanding under it shall forthwith automatically terminate and be of no force and effect.

      B. Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect for ten (10) years from the date of adoption of this Plan by the Board. No Options may be granted hereunder except within such period of ten (10) years.

      4. Administration of Plan

      A. This Plan shall be administered by the Committee. Except as otherwise expressly provided in this Plan, the Committee shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. Without limiting the foregoing, the Committee shall, to the extent and in the manner contemplated herein, exercise the discretion granted to it to determine how many Shares shall be subject to each discretionary Option, whether a Grantee shall be required to surrender for cancellation an outstanding Option as a condition to the grant of a new Option, and the prices at which Shares shall be sold to Grantees. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

      B. No member of the Committee shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fault or bad faith.

      C. Any power granted to the Committee may at any time be exercised by the Board, and any determination by the Committee shall be subject to review and reversal or modification by the Board on its own motion.

      5. Options

      A. Subject to adjustment as provided in Paragraph 12 hereof, an Option shall be granted to each Director on the last business day of each fiscal year of the Company for the purchase of (i) 1,000 Shares for each committee on which such Director is then serving; and (ii) 1,000 Shares for each committee of which such Director is then the chairperson. Subject to adjustment as provided in Paragraph 12 hereof, a new Director shall receive a one-time automatic grant of an option to purchase 4,000 Shares at the time such Director is either elected by the shareholders to serve on the Board or appointed by the Board to fill a vacancy. In addition to the grants of Options mandated by the foregoing sentences of this Paragraph 5A and subject to adjustment as provided in Paragraph 12 hereof, a Director may be granted discretionary Options as the Committee shall determine.

      B. Subject to adjustment as provided in Paragraph 12 hereof, Options may be granted pursuant to the Plan for the purchase of not more than 300,000 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

      6. Option Price

      The purchase price per Share deliverable upon the exercise of an Option shall be determined by the Committee but shall not be less than the greater of:

            (1) 100% of the Fair Market Value of such Share on the date the Option is granted, and

            (2) $2.00.

      7. Duration of Options

      Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on a date five (5) years from the date on which the Option was granted. Options may expire and cease to be exercisable on such earlier date as the Committee may determine at the time of grant. Options shall be subject to termination before their expiration date as provided herein.

      8. Conditions Relating to Exercise of Options

      A. The Shares subject to any Option may be purchased at any time during the term of the Option beginning on the first anniversary date of the date of the grant of such Option. To the extent an Option is not exercised when it becomes initially exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $1,000.

      B. No Option shall be transferable by the Grantee thereof other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Grantee only by such Grantee or by his or her guardian or legal representative.

      C. Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Grantee or in the name of the Grantee and another person jointly with the right of survivorship. Such certificates shall be delivered as soon as practical following the date the Option is exercised.

      D. An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares. The purchase price shall be paid in cash or by certified check or bank cashier's check. Alternatively, to the extent permitted by the Committee and in its sole discretion, the purchase price may be paid by delivering to the Company:

            (1) Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by the Grantee having a Fair Market Value equal to the purchase price; or

            (2) a notarized statement attesting to ownership of the number of Shares which are intended to be used at Fair Market Value to pay the purchase price, with the certificate number(s) thereof, and requesting that only the incremental number of Shares as to which the Option is being exercised be issued by the Company.

      E. Notwithstanding any other provision in this Plan, no Option may be exercised unless and until (i) this Plan has been approved by the shareholders of the Company, and (ii) the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan, may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent of the Company.

      F. Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Committee in its sole discretion may deem necessary or advisable.

      G. Each Option shall be subject to the requirement that if the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Committee.

      9. Effect of Termination of Directorship or Death

      A. In the event of termination of a Grantee's status as a Director by reason of such Grantee's death or disability, any outstanding Option held by such Grantee shall, notwithstanding the extent to which such Option was exercisable prior to such termination, immediately become exercisable as to the total number of Shares purchasable thereunder. Any such Option shall remain so exercisable at any time prior to its expiration date or, if earlier, only until the first anniversary of termination of the Grantee's status as a Director.

      B. In the event of termination of a Grantee's status as a Director for any reason other than death or disability, any outstanding Option held by such Grantee shall remain exercisable at any time prior to the expiration date of such Option absent termination of Director status or, if earlier, only until the date thirty days after the termination of Director status; provided, however, that if such termination of Director status (other than by resignation) occurs within one year after a Change of Control, any outstanding Option held by such Grantee shall remain exercisable at any time prior to the expiration date of such Option absent such termination of Director status.

      C. Whether an authorized leave of absence or absence in military or government service shall constitute termination of status as a Director shall be determined by the Committee.

      10. No Special Rights

      Nothing contained in the Plan or in any Option shall confer upon any Grantee any right with respect to the continuation of his or her status as a Director or interfere in any way with the right of the Company at any time to terminate such status or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the grant of an Option.

      11. Rights as a Shareholder

      The Grantee of an Option shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.

      12. Anti-dilution Provision

      A. In case the Company shall (i) declare a dividend or dividends on its Shares payable in shares of its capital stock, (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or
(iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, there will be a proportionate adjustment in the number of Shares subject to unexercised Options (but without adjustment to the aggregate option price).

      B. The Committee may provide, either before or at or about the time of the occurrence of a Change of Control, in any outstanding or newly issued Option that a Grantee's right to exercise any such Option shall accelerate as a consequence of or in connection with a Change of Control.

      13. Amendment of the Plan

      The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that

            (1) without shareholder approval, the Board may not (a) materially increase the number of securities which may be issued under the Plan or
      (b) materially modify the requirements as to eligibility for participation under the Plan; and

            (2) the Plan provisions governing the amounts and purchase prices of Shares and the requirements as to eligibility for participation may not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code or the rules thereunder.

The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect his rights under an Option previously granted to him or her.

      14. Miscellaneous

      A. It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

      B. All expenses of the Plan, including the cost of maintaining records, shall be borne by the Company.

      15. Governing Law

      This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.